UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: November 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 22, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in US and non-US issuers. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its global benchmark, the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/ National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2009. This was driven by the rebound of high leverage companies that took place from April to June 2009, as credit markets began to open. The Fund had an underweight in this segment of the market. For the 12-month period, exposure to retail owners in Europe contributed to relative performance. Other contributors were some of the Fund’s Hong Kong developers, as these companies were boosted by improving liquidity and fundamentals within the Hong Kong market.

The Fund’s defensive portfolio positioning entering the second quarter of 2009 focused on resilient companies with reliable cash flow streams. The Fund underperformed from April to June 2009, as the strong rally that took place in the second quarter was led by companies that had been regarded as less likely to survive after capital markets were inaccessible later in the year. Both stock and sector selection detracted from performance during the six-month period. Key detractors from Fund performance were US companies with moderate leverage and stable businesses. These companies were penalized as investors, expecting a robust recovery, sought companies with high financial and operational leverage. Some Fund positions in Japan also detracted as the local real estate market continue to be impacted by liquidity availability.

Key contributors during the six-month period were the Fund’s Hong Kong positions with exposure to the residential market. Demand for limited supply of residential apartments added to mortgage competition among Hong Kong lenders to create a supportive environment for sale of these apartments. Low mortgage costs lowered financing costs for residential buyers, increasing affordability and spurring an upswing in apartment volumes and pricing. Foreign currency (FX) strategy was broadly neutral for the Fund for the 12-month period. FX strategy added to performance for the six month period.

Market Review and Investment Strategy

For the six-month period ended November 30, 2009, the benchmark gained 26.03% as credit conditions improved and hopes of economic recovery relieved investor anxiety and helped reduce risk premium, especially for credit-sensitive sectors of the market. For the 12-month period, the benchmark posted a positive absolute return of 46.32%. As indicated earlier, real estate markets performed during the latter part of the 12-month reporting period, as concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations continued to rebound from depressed levels.

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The Global REIT Senior Investment Management Team (the “Team”) believes that cash flow and balance sheet strength of companies in the Fund should position them well to gain market share in an environment where access to capital continues to be restricted. While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction in this cycle has been subdued, partly due to high construction costs. As a result, commercial real estate entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check facilitating a rebound in pricing power when demand begins to recover.

The Team believes the Fund is well positioned to benefit from the nascent economic recovery. The Fund’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. A global scope allows the Team to uncover new opportunities on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index, nor the unmanaged Morgan Stanley Capital International (MSCI) World Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA NAREIT RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. Because the Fund will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	25.79%	42.59%

Class B*	25.23%	41.29%

Class C	25.32%	41.47%

Advisor Class**	25.89%	42.90%

Class R**	25.72%	42.45%

Class K**	25.89%	42.92%

Class I**	26.18%	43.35%

FTSE EPRA /NAREIT Developed RE Index	26.03%	46.32%

MSCI World Index	19.53%	31.79%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/99 TO 11/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund’s Class A shares (from 11/30/99 to 11/30/09) as compared to the performance of the Fund’s benchmark and the overall global stock market, as represented by the MSCI World Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	42.59%	36.52%
5 Years	0.26%	-0.61%
10 Years	10.41%	9.94%

Class B Shares
1 Year	41.29%	37.29%
5 Years	-0.52%	-0.52%
10 Years(a)	9.77%	9.77%

Class C Shares
1 Year	41.47%	40.47%
5 Years	-0.45%	-0.45%
10 Years	9.63%	9.63%

Advisor Class Shares†
1 Year	42.90%	42.90%
5 Years	0.62%	0.62%
10 Years	10.78%	10.78%

Class R Shares†
1 Year	42.45%	42.45%
Since Inception*	0.15%	0.15%

Class K Shares†
1 Year	42.92%	42.92%
Since Inception*	0.43%	0.43%

Class I Shares†
1 Year	43.35%	43.35%
Since Inception*	0.78%	0.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.00%, 2.83%, 2.74%, 1.69%, 1.94%, 1.61% and 1.29% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	29.23%
5 Years	-0.94%
10 Years	9.81%

Class B Shares
1 Year	29.74%
5 Years	-0.86%
10 Years(a)	9.66%

Class C Shares
1 Year	32.90%
5 Years	-0.79%
10 Years	9.52%

Advisor Class Shares†
1 Year	35.26%
5 Years	0.28%
10 Years	10.67%

Class R Shares†
1 Year	34.73%
Since Inception*	0.85%

Class K Shares†
1 Year	35.20%
Since Inception*	1.14%

Class I Shares†
1 Year	35.64%
Since Inception*	1.49%

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,257.89	$1,017.15	$8.94	$7.99
Class B	$1,000	$1,000	$1,252.29	$1,013.04	$13.55	$12.11
Class C	$1,000	$1,000	$1,253.18	$1,013.49	$13.05	$11.66
Advisor Class	$1,000	$1,000	$1,258.87	$1,018.65	$7.25	$6.48
Class R	$1,000	$1,000	$1,257.19	$1,016.14	$10.07	$9.00
Class K	$1,000	$1,000	$1,258.87	$1,017.90	$8.10	$7.23
Class I	$1,000	$1,000	$1,261.75	$1,019.50	$6.29	$5.62
*	Expenses are equal to the classes’ annualized expense ratios of 1.58%, 2.40%, 2.31%, 1.28%, 1.78%, 1.43% and 1.11%, respectively, multiplied by the average account value over the period, multiply by 183/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $122.7

*	All data are as of November 30, 2009. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on the industry categorization methodolody of the Advisor. The industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Unibail-Rodamco	$6,967,124	5.7%
Sun Hung Kai Properties Ltd.	5,594,986	4.6
Mitsui Fudosan Co. Ltd.	4,910,896	4.0
Simon Property Group, Inc.	4,557,817	3.7
Westfield Group	4,359,360	3.6
Klepierre	3,167,943	2.6
Multiplan Empreendimentos Imobiliarios SA	2,765,262	2.2
New World Development Co. Ltd.	2,470,787	2.0
Hongkong Land Holdings Ltd.	2,281,532	1.9
Lend Lease Corp. Ltd.	2,120,355	1.7
	$39,196,062	32.0%

*	Long-Term Investments.

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Equity:Other – 49.3%
Diversified/Specialty – 43.2%
Alexandria Real Estate Equities, Inc.	12,000	$676,440
BioMed Realty Trust, Inc.	67,350	922,022
British Land Co. PLC	198,227	1,459,323
Canadian Real Estate Investment Trust	50,772	1,261,362
CB Richard Ellis Group, Inc. – Class A(a)	41,200	470,916
Crown Castle International Corp.(a)	16,600	609,054
Digital Realty Trust, Inc.	40,100	1,951,266
DuPont Fabros Technology, Inc.(a)	37,900	607,537
Entertainment Properties Trust	27,400	865,566
Fonciere Des Regions	8,400	865,590
General Property Group	1,660,000	900,350
H&R Real Estate Investment Trust	47,200	593,466
Henderson Land Development Co. Ltd.	255,000	1,791,943
Jones Lang LaSalle, Inc.	12,200	620,614
Kenedix Realty Investment Corp. – Class A	88	233,062
Kerry Properties Ltd.	321,480	1,631,114
Land Securities Group PLC	106,286	1,155,033
Lend Lease Corp. Ltd.	256,456	2,120,355
Mitchells & Butlers PLC(a)	226,100	943,076
Mitsubishi Estate Co. Ltd.	81,000	1,251,735
Mitsui Fudosan Co. Ltd.	288,000	4,910,896
Morguard Real Estate Investment Trust	70,000	779,325
New World Development Co. Ltd.	1,200,990	2,470,787
Rayonier, Inc.	27,700	1,100,798
Savills PLC	155,500	735,134
Starwood Property Trust, Inc.	34,900	677,060
Stockland	527,360	1,943,532
Sumitomo Realty & Development	100,000	1,715,937
Sun Hung Kai Properties Ltd.	379,000	5,594,986
Swire Pacific Ltd.	53,500	613,517
Telecity Group PLC(a)	108,700	610,382
Unibail-Rodamco	30,871	6,967,124
Vornado Realty Trust	17,573	1,150,329
Wereldhave NV	9,000	883,929
Whitebread PLC	35,400	748,777
Wing Tai Holdings Ltd.	1,041,000	1,228,014

		53,060,351

Health Care – 4.7%
Chartwell Seniors Housing Real Estate Investment Trust	108,800	647,398
HCP, Inc.	31,007	970,519
Health Care REIT, Inc.	34,650	1,543,658
Nationwide Health Properties, Inc.	27,900	948,879
Ventas, Inc.	37,786	1,622,153

		5,732,607

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 1.4%
National Retail Properties, Inc.	29,800	$597,192
Realty Income Corp.	45,800	1,158,282

		1,755,474

		60,548,432

Retail – 20.3%
Regional Mall – 11.4%
BR Malls Participacoes SA(a)	52,539	718,277
CapitaMall Trust	528,000	657,018
CBL & Associates Properties, Inc.	101,600	940,816
Multiplan Empreendimentos Imobiliarios SA	142,819	2,765,262
Simon Property Group, Inc.	62,728	4,557,817
Westfield Group	391,211	4,359,360

		13,998,550

Shopping Center/Other Retail – 8.9%
Citycon Oyj	129,328	551,224
Corio NV	13,900	949,647
Developers Diversified Realty Corp.	75,704	766,124
Klepierre	78,964	3,167,943
The Link REIT	253,000	638,383
Macquarie CountryWide Trust	708,787	369,288
Mercialys SA	15,310	583,628
Primaris Retail Real Estate Investment Trust	84,040	1,272,465
RioCan Real Estate Investment Trust (Toronto)	53,749	931,975
Tanger Factory Outlet Centers	22,902	898,903
Weingarten Realty Investors	39,450	765,725

		10,895,305

		24,893,855

Office – 12.2%
Office – 12.2%
Allied Properties Real Estate Investment Trust	40,400	669,888
Brandywine Realty Trust	114,108	1,120,541
Brookfield Properties Corp. (New York)	59,399	668,833
Cominar Real Estate Investment Trust	53,168	923,916
Corporate Office Properties Trust	35,700	1,220,583
Duke Realty Corp.	94,950	1,064,389
Government Properties Income Trust	27,150	677,935
Great Portland Estates PLC	131,500	606,647
Hongkong Land Holdings Ltd.	460,000	2,281,532
ING Office Fund	1,292,780	683,438
Japan Real Estate Investment Corp. – Class A	89	646,915
Kilroy Realty Corp.	10,400	313,352
Mack-Cali Realty Corp.	36,600	1,123,254
Nomura Real Estate Office Fund, Inc. – Class A	172	975,752
NTT Urban Development Corp.	1,565	1,118,443
Orix JREIT, Inc. – Class A	134	590,871
Societe Immobiliere de Location pour l’Industrie et le Commerce	2,500	311,700

		14,997,989

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 9.8%
Multi-Family – 8.3%
Agile Property Holdings Ltd.	906,000	$1,237,595
China Overseas Land & Investment Ltd.	102,000	219,024
Essex Property Trust, Inc.	10,800	861,300
GAGFAH SA	63,000	571,261
Home Properties, Inc.	15,135	680,016
Mid-America Apartment Communities, Inc.	19,000	883,690
MRV Engenharia e Participacoes SA	50,700	1,098,909
NVR, Inc.(a)	1,500	1,009,725
Sino-Ocean Land Holdings Ltd.	907,000	901,555
UDR, Inc.	61,500	920,655
Yanlord Land Group Ltd.	1,133,000	1,805,110

		10,188,840

Self Storage – 1.2%
Extra Space Storage, Inc.	41,800	459,382
Public Storage	13,200	1,050,456

		1,509,838

Student Housing – 0.3%
Education Realty Trust, Inc.	62,100	307,395

		12,006,073

Lodging – 3.7%
Lodging – 3.7%
DiamondRock Hospitality Co.(a)	74,970	602,759
Host Hotels & Resorts, Inc.	56,431	593,654
Hyatt Hotels Corp.(a)	5,900	169,625
InnVest Real Estate Investment Trust	108,500	494,490
LaSalle Hotel Properties	31,961	595,433
Sunstone Hotel Investors, Inc.(a)	163,035	1,320,584
Wyndham Worldwide Corp.	38,300	711,231

		4,487,776

Industrials – 2.7%
Industrial Warehouse Distribution – 2.7%
Ascendas Real Estate Investment Trust	1,171,000	1,643,876
ProLogis	128,486	1,680,597

		3,324,473

Total Common Stocks (cost $115,295,361)		120,258,598

WARRANTS – 0.9%
Equity:Other – 0.9%
Diversified/Specialty – 0.9%
Merrill Lynch CW12 Aldar PR, expiring 10/22/12(a)	205,000	275,418
Merrill Lynch Inte, expiring 1/12/10(a)	564,600	758,540

Total Warrants (cost $1,263,932)		1,033,958

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio , 0.10%(b) (cost $650,322)	650,322	$650,322

Total Investments – 99.4% (cost $117,209,615)		121,942,878
Other assets less liabilities – 0.6%		757,879

Net Assets – 100.0%		$122,700,757

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 12/15/09	3,699	$3,171,893	$3,383,428	$211,535
British Pound settling 12/15/09	1,499	2,499,043	2,465,797	(33,246)
British Pound settling 12/15/09	1,567	2,617,109	2,577,654	(39,455)
British Pound settling 12/15/09	1,567	2,616,263	2,577,655	(38,608)
Euro Dollar settling 12/15/09	900	1,315,053	1,351,341	36,288
New Zealand Dollar settling 12/15/09	1,113	786,479	796,479	10,000
New Zealand Dollar settling 12/15/09	4,207	2,955,880	3,010,591	54,711
Norwegian Krone settling 12/15/09	6,002	1,021,066	1,057,016	35,950
Norwegian Krone settling 12/15/09	15,977	2,685,436	2,813,719	128,283
Swedish Krona settling 12/15/09	8,697	1,246,908	1,247,558	650
Swedish Krona settling 12/15/09	9,324	1,349,208	1,337,499	(11,709)

Sale Contracts:
British Pound settling 12/15/09	1,567	2,617,062	2,577,654	39,408
British Pound settling 12/15/09	1,148	1,827,042	1,888,416	(61,374)
Euro Dollar settling 12/15/09	2,264	3,299,599	3,399,374	(99,775)
Euro Dollar settling 12/15/09	900	1,315,017	1,351,341	(36,324)
Euro Dollar settling 12/15/09	900	1,279,629	1,351,341	(71,712)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $116,559,293)	$121,292,556
Affiliated issuers (cost $650,322)	650,322
Foreign currencies, at value (cost $1,071,152)	1,082,264
Unrealized appreciation of forward currency exchange contracts	516,825
Receivable for capital stock sold	259,658
Dividends and interest receivable	457,267
Receivable for investment securities sold	452
Other assets	58,141

Total assets	124,317,485

Liabilities
Payable for capital stock redeemed	548,320
Payable for investment securities purchased	426,392
Unrealized depreciation of forward currency exchange contracts	392,203
Advisory fee payable	53,945
Distribution fee payable	43,817
Administration fee payable	17,496
Transfer Agent fee payable	11,060
Accrued expenses and other liabilities	123,495

Total liabilities	1,616,728

Net Assets	$122,700,757

Composition of Net Assets
Capital stock, at par	$11,775
Additional paid-in capital	192,433,048
Undistributed net investment income	1,978,027
Accumulated net realized loss on investment and foreign currency transactions	(76,594,111)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	4,872,018

$122,700,757

Net Asset Value Per Share—21 billion shares of capital stock authorized, $0.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
Class A	$75,106,346	7,180,626	$10.46	*

Class B	$8,590,826	836,875	$10.27

Class C	$19,615,996	1,896,994	$10.34

Advisor Class	$4,675,103	448,892	$10.41

Class R	$4,767,603	458,596	$10.40

Class K	$6,581,098	631,426	$10.42

Class I	$3,363,785	322,028	$10.45

*	The maximum offering price per share for Class A shares was $10.92, which reflects a sales charge 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $310,869)	$4,301,466
Affiliated issuers	4,845	$4,306,311

Expenses
Advisory fee (see Note B)	567,681
Distribution fee—Class A	191,818
Distribution fee—Class B	85,108
Distribution fee—Class C	162,533
Distribution fee—Class R	15,858
Distribution fee—Class K	12,591
Transfer agency—Class A	229,510
Transfer agency—Class B	42,187
Transfer agency—Class C	64,475
Transfer agency—Advisor Class	12,964
Transfer agency—Class R	7,443
Transfer agency—Class K	7,715
Transfer agency—Class I	2,170
Custodian	145,711
Registration fees	104,340
Administrative	98,279
Audit	64,788
Printing	53,997
Directors’ fees	50,429
Legal	41,448
Miscellaneous	16,855

Total expenses	1,977,900

Net expenses		1,977,900

Net investment income		2,328,411

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(48,852,758)
Foreign currency transactions		(89,847)
Net change in unrealized appreciation/depreciation of:
Investments		83,069,316
Foreign currency denominated assets and liabilities		359,552

Net gain on investment and foreign currency transactions		34,486,263

Net Increase in Net Assets from Operations		$36,814,674

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2009		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,328,411		$3,621,774
Net realized loss on investment and foreign currency transactions	(48,942,605)		(26,068,630)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	83,428,868		(108,125,247)

Net increase (decrease) in net assets from operations	36,814,674		(130,572,103)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(724,776)		(3,786,912)
Class B	(66,449)		(649,310)
Class C	(118,913)		(940,223)
Advisor Class	(46,085)		(176,906)
Class R	(34,171)		(66,235)
Class K	(63,858)		(219,636)
Class I	(36,726)		(159,078)
Tax return of capital
Class A	– 0	–	(1,263,440)
Class B	– 0	–	(216,632)
Class C	– 0	–	(313,690)
Advisor Class	– 0	–	(59,022)
Class R	– 0	–	(22,099)
Class K	– 0	–	(73,278)
Class I	– 0	–	(53,073)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(52,097,496)
Class B	– 0	–	(11,958,804)
Class C	– 0	–	(17,199,450)
Advisor Class	– 0	–	(2,094,963)
Class R	– 0	–	(807,320)
Class K	– 0	–	(2,874,395)
Class I	– 0	–	(1,621,278)
Capital Stock Transactions
Net increase (decrease)	(14,408,310)		49,215,388

Total increase (decrease)	21,315,386		(178,009,955)
Net Assets
Beginning of period	101,385,371		279,395,326

End of period (including undistributed net investment income of $1,978,027 and $122,611, respectively)	$122,700,757		$101,385,371

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Real Estate Investment Fund, Inc., was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Equity: Other	$19,773,835		$40,774,597		$	– 0	–	$60,548,432
Retail	13,617,364		11,276,491			– 0	–	24,893,855
Office	7,782,692		7,215,297			– 0	–	14,997,989
Residential	7,271,528		4,734,545			– 0	–	12,006,073
Lodging	3,993,286		494,490			– 0	–	4,487,776
Industrials	1,680,597		1,643,876			– 0	–	3,324,473
Warrants	– 0	–	– 0	–		1,033,958		1,033,958
Short-Term Investments	650,322		– 0	–		– 0	–	650,322

Total Investments in Securities	54,769,624		66,139,296	†		1,033,958		121,942,878
Other Financial Instruments*
Assets	– 0	–	516,825			– 0	–	516,825
Liabilities	– 0	–	(392,203)			– 0	–	(392,203)

Total	$54,769,624		$66,263,918			$1,033,958		$122,067,500

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Warrants
Balance as of 11/30/08	$	– 0	–
Accrued discounts /premiums		– 0	–
Realized gain (loss)		– 0	–
Change in unrealized appreciation/ depreciation		(229,974)
Net purchases (sales)		1,263,932
Net transfers in and/or out of Level 3		– 0	–

Balance as of 11/30/09		$1,033,958

Net change in unrealized appreciation/ depreciation from Investments held as of 11/30/09		$(229,974	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $98,279.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $177,920 for the year ended November 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2009 (000)
$ 1,953	$40,032	$41,335	$4	$650

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $142,359, of which $0 and $62, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,169 from the sale of Class A shares and received $1,637, $5,339 and $824 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

distribution costs reimbursed by the Fund in the amount of $9,099,719, $2,085,835, $96,037 and $34,993 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$68,474,137		$82,787,182
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts) are as follows:

Cost	$126,061,191

Gross unrealized appreciation	$9,133,603
Gross unrealized depreciation	(13,251,916)

Net unrealized appreciation	$(4,118,313)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used is:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At November 30, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$516,825	Unrealized depreciation of forward currency exchange contracts	$392,203

The effect of derivative Instruments on the Statement of Operations for the year ended November 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(273,481)	$331,926

For the year ended November 30, 2009, the average monthly principal amount of forward currency exchange contracts was $30,189,332.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class A
Shares sold	1,322,718	2,350,301	$11,012,794	$31,905,682

Shares issued in reinvestment of dividends and distributions	87,863	3,469,965	639,250	51,340,923

Shares converted from Class B	237,610	404,483	1,958,183	5,415,763

Shares redeemed	(2,977,176)	(4,148,721)	(23,943,688)	(51,453,489)

Net increase (decrease)	(1,328,985)	2,076,028	$(10,333,461)	$37,208,879

Class B
Shares sold	64,164	99,304	$523,597	$1,362,053

Shares issued in reinvestment of dividends and distributions	8,514	796,993	60,653	11,665,932

Shares converted to Class A	(241,359)	(409,757)	(1,958,183)	(5,415,763)

Shares redeemed	(312,101)	(662,340)	(2,420,278)	(8,898,435)

Net decrease	(480,782)	(175,800)	$(3,794,211)	$(1,286,213)

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class C
Shares sold	271,799	245,824	$2,292,451	$3,260,575

Shares issued in reinvestment of dividends and distributions	14,816	1,113,331	106,551	16,383,755

Shares redeemed	(583,705)	(1,309,768)	(4,502,569)	(17,413,440)

Net increase (decrease)	(297,090)	49,387	$(2,103,567)	$2,230,890

Advisor Class
Shares sold	209,754	314,474	$1,826,946	$4,348,134

Shares issued in reinvestment of dividends and distributions	5,318	117,796	38,604	1,728,617

Shares redeemed	(236,750)	(216,016)	(1,935,343)	(2,732,729)

Net increase (decrease)	(21,678)	216,254	$(69,793)	$3,344,022

Class R
Shares sold	286,847	220,559	$2,360,577	$2,855,915

Shares issued in reinvestment of dividends and distributions	4,680	60,847	34,171	895,632

Shares redeemed	(114,705)	(96,684)	(937,958)	(1,134,880)

Net increase	176,822	184,722	$1,456,790	$2,616,667

Class K
Shares sold	177,572	178,896	$1,492,262	$2,340,474

Shares issued in reinvestment of dividends and distributions	8,823	214,765	63,857	3,162,680

Shares redeemed	(135,118)	(168,149)	(1,086,532)	(2,110,680)

Net increase	51,277	225,512	$469,587	$3,392,474

Class I
Shares sold	162,576	676,715	$1,325,975	$9,288,034

Shares issued in reinvestment of dividends and distributions	5,046	124,784	36,726	1,833,429

Shares redeemed	(181,140)	(664,459)	(1,396,356)	(9,412,794)

Net increase (decrease)	(13,518)	137,040	$(33,655)	$1,708,669

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,090,978	$8,869,052
Long-term capital gains	0	85,782,954

Total taxable distributions	1,090,978	94,652,006
Tax return of capital	0	2,001,234

Total distributions paid	$1,090,978	$96,653,240

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,174,269
Accumulated capital and other losses	(71,814,151	)(a)
Unrealized appreciation/(depreciation)	(4,104,180	)(b)

Total accumulated earnings/(deficit)	$(69,744,062)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $71,814,151 of which $25,255,543 expires in the year 2016, and $46,558,608 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of passive foreign investment companies (“PFICs”).

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, the tax treatment of PFICs, prior year tax adjustments, and a contribution from advisor, resulted in a net increase in undistributed net

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.43	$ 25.53	$ 30.00	$ 22.04	$ 19.15

Income From Investment Operations
Net investment income(a)	.20	.26	.35	.15	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92	(9.51)	(1.86)	8.06	2.87

Net increase (decrease) in net asset value from operations	3.12	(9.25)	(1.51)	8.21	3.19

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.53)	(.28)	(.25)	(.30)
Tax return of capital	– 0	–	(0.18)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.09)	(8.85)	(2.96)	(.25)	(0.30)

Net asset value, end of period	$ 10.46	$ 7.43	$ 25.53	$ 30.00	$ 22.04

Total Return
Total investment return based on net asset value(b)	42.59%	(53.30)%	(5.27)%	37.50%	16.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,106	$63,224	$164,223	$222,701	$128,890
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.76%	1.35%	1.24%	1.20	%(c)	1.35%
Expenses, before waivers/reimbursements	1.76%	1.35%	1.24%	1.20	%(c)	1.35%
Net investment income	2.40%	1.96%	1.29%	.59	%(c)	1.58%
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.33	$ 25.28	$ 29.77	$ 21.84	$ 19.01

Income From Investment Operations
Net investment income(a)	.14	.17	.18	.12	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.86	(9.41)	(1.92)	7.88	2.82

Net increase (decrease) in net asset value from operations	3.00	(9.24)	(1.74)	8.00	3.00

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.43)	(.07)	(.07)	(.17)
Tax return of capital	– 0	–	(.14)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(8.71)	(2.75)	(0.07)	(0.17)

Net asset value, end of period	$ 10.27	$ 7.33	$ 25.28	$ 29.77	$ 21.84

Total Return
Total investment return based on net asset value(b)	41.29%	(53.64)%	(6.13)%	36.70%	15.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,591	$9,657	$37,750	$65,863	$79,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.61%	2.12%	1.98%	1.94	%(c)	2.05%
Expenses, before waivers/reimbursements	2.61%	2.12%	1.98%	1.94	%(c)	2.06%
Net investment income	1.70%	1.25%	.65%	.47	%(c)	.91%
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.37	$ 25.36	$ 29.81	$ 21.89	$ 19.03

Income From Investment Operations
Net investment income(a)	.14	.18	.13	.04	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.89	(9.46)	(1.83)	7.95	2.85

Net increase (decrease) in net asset value from operations	3.03	(9.28)	(1.70)	7.99	3.03

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.43)	(.07)	(.07)	(.17)
Tax return of capital	– 0	–	(.14)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(8.71)	(2.75)	(0.07)	(0.17)

Net asset value, end of period	$ 10.34	$ 7.37	$ 25.36	$ 29.81	$ 21.89

Total Return
Total investment return based on net asset value(b)	41.47%	(53.63)%	(5.98)%	36.57%	16.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,616	$16,167	$54,390	$68,638	$51,900
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.50%	2.07%	1.96%	1.91	%(c)	2.04%
Expenses, before waivers/reimbursements	2.50%	2.07%	1.96%	1.91	%(c)	2.04%
Net investment income	1.69%	1.30%	.48%	.16	%(c)	.91%
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.39	$ 25.45	$ 29.84	$ 21.91	$ 19.04

Income From Investment Operations
Net investment income(a)	.22	.29	.37	.25	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.90	(9.45)	(1.71)	8.00	2.94

Net increase (decrease) in net asset value from operations	3.12	(9.16)	(1.34)	8.25	3.23

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.57)	(.37)	(.32)	(.36)
Tax return of capital	– 0	–	(.19)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.10)	(8.90)	(3.05)	(.32)	(.36)

Net asset value, end of period	$ 10.41	$ 7.39	$ 25.45	$ 29.84	$ 21.91

Total Return
Total investment return based on net asset value(b)	42.90%	(53.15)%	(4.72)%	37.98%	17.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,675	$3,476	$6,472	$6,528	$3,097
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	1.05%	.96%	.90	%(c)	.95%
Expenses, before waivers/reimbursements	1.46%	1.05%	.96%	.90	%(c)	.95%
Net investment income	2.64%	2.23%	1.37%	1.00	%(c)	1.54%
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,	March 1, 2005(d) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.40	$ 25.46	$ 29.97	$ 22.01	$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.18	.23	.06	(.22	)†	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92	(9.47)	(1.66)	8.38	2.81

Net increase (decrease) in net asset value from operations	3.10	(9.24)	(1.60)	8.16	3.20

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.51)	(.23)	(.20)	(.16)
Tax return of capital	– 0	–	(.17)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.10)	(8.82)	(2.91)	(0.20)	(0.16)

Net asset value, end of period	$ 10.40	$ 7.40	$ 25.46	$ 29.97	$ 22.01

Total Return
Total investment return based on net asset value(b)	42.45%	(53.37)%	(5.60)%	37.27%	16.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,768	$2,084	$2,471	$671	$58
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.56%	1.56%	1.48	%(c)	1.69	%(e)
Expenses, before waivers/reimbursements	1.83%	1.56%	1.56%	1.48	%(c)	1.70	%(e)
Net investment income (loss)	2.12%	1.77%	.21%	(.81	)%(c)	2.89	%(e)
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,							March 1, 2005(d) to November 30, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 7.40		$ 25.46	$ 29.96		$ 22.03		$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.22		.27	(.36	) †	(.07	)†	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.91		(9.48)	(1.15)		8.28		2.87

Net increase (decrease) in net asset value from operations	3.13		(9.21)	(1.51)		8.21		3.25

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.53)	(.31)		(.28)		(.19)
Tax return of capital	– 0	–	(.18)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)		– 0	–	– 0	–

Total dividends and distributions	(.11)		(8.85)	(2.99)		(.28)		(0.19)

Net asset value, end of period	$ 10.42		$ 7.40	$ 25.46		$ 29.96		$ 22.03

Total Return
Total investment return based on net asset value(b)	42.92%		(53.27)%	(5.28)%		37.55%		17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,581		$4,292	$9,029		$387		$42
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%		1.27%	1.34%		1.16	%(c)	1.37	%(e)
Expenses, before waivers/reimbursements	1.50%		1.27%	1.34%		1.16	%(c)	1.37	%(e)
Net investment income (loss)	2.59%		2.05%	(1.46)%		(.30	)%(c)	2.72	%(e)
Portfolio turnover rate	67%		41%	102%		49%		46%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,	March 1, 2005(d) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.41	$ 25.49	$ 29.97	$ 22.01	$ 18.97

Income From Investment Operations
Net investment income(a)	.24	.38	.36	.21	.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92	(9.53)	(1.78)	8.08	2.76

Net increase (decrease) in net asset value from operations	3.16	(9.15)	(1.42)	8.29	3.29

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.59)	(.38)	(.33)	(.25)
Tax return of capital	– 0	–	(.20)	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(8.93)	(3.06)	(0.33)	(0.25)

Net asset value, end of period	$ 10.45	$ 7.41	$ 25.49	$ 29.97	$ 22.01

Total Return
Total investment return based on net asset value(b)	43.35%	(53.04)%	(4.97)%	38.04%	17.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,364	$2,485	$5,060	$4,321	$1,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%	.86%	.91%	.86	%(c)	1.15	%(e)
Expenses, before waivers/reimbursements	1.19%	.86%	.91%	.86	%(c)	1.15	%(e)
Net investment income	2.88%	2.78%	1.34%	.81	%(c)	4.03	%(e)
Portfolio turnover rate	67%	41%	102%	49%	46%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Commencement of distribution.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Report of Independent Registered Public Accounting Firm

Tax Information

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than $1,090,978 of the ordinary income dividends paid during fiscal year as qualified dividend income.

The Fund also designates the maximum amount allowable but not less than $264,253 as eligible for the foreign tax credit and the related foreign source income of $3,691,569 in accordance with Section 853 of the Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(2), Senior Vice President

Joseph G. Paul(2), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #+ 77 (1996)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (1996)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	85	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Govenors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	85	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Teresa Marziano 55	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Joseph G. Paul 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.3	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $112,561 (0.06% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.05 1.35 2.12 2.07 1.56 1.27 0.86	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis.

5	Annualized.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[7]	$76.3	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum account size: $25m	0.598%[8]	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund.9 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[10]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Security Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers

7	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.800	1/8

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.350	1.417	2/8	1.410	3/11

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	Most recently completed fiscal year end Class A total expense ratio.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,307, $976,712 and $27,072 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $229,402 in fees from the Fund.17

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $8,782 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year.18 The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

18	During the most recently completed fiscal year, the Fund executed certain of its affiliated brokerage transactions with SCB Ltd. only.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2009.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-51.00	-51.42	-51.41	3/8	9/19
3 year	-18.88	-18.88	-17.15	3/5	5/7
5 year	-3.57	-3.57	-1.26	2/3	4/5
10 year	5.07	5.07	5.07	2/3	2/3

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)
Global Real Estate Investment Fund, Inc.	-51.00	-18.88	-3.57	5.07	5.29
FTSE EPRA NAREIT Global Index	-52.42	-17.29	-1.69	5.46	3.60
FTSE NAREIT Equity REIT Index	-47.97	-18.25	-3.67	5.62	5.76
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

25	The performance returns shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0151-1109

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Global REIT	2008	$58,300	$5,901	$28,375
	2009	$45,800	$—	$13,884

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2008	$994,621	$177,395
			$(149,020)
			$(28,375)

	2009	$788,540	$257,730
			$(243,846)
			$(13,884)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	January 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2010